ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

3rd Quarter 2013 Supplemental Information



SAFEWAY


Retail Opportunity Investments Corp.
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

www.roireit.net

Our Company

Retail Opportunity Investments Corporation (Nasdaq:ROIC) is a fully integrated, self-managed real estate investment trust. ROIC specializes in the acquisition, ownership and management of necessity-based community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. At September 30, 2013, ROIC's property portfolio included 51 shopping centers encompassing approximately 5.5 million square feet. Additional information is available at www.roireit.net.

Forward Looking Information

Certain information contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate investments that meet the Company's investment standards; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

ROIC

Balance Sheets

(unaudited, dollars in thousands)

	As Of 09/30/13	06/30/13	03/31/13	12/31/12
ASSETS:				
Real estate investments:				
Land	$ 374,112	$ 328,053	$ 296,177	$ 283,445
Buildings and improvements	886,636	721,899	617,112	588,248
Less: accumulated depreciation and amortization	(49,726)	(43,371)	(37,851)	(32,365)
	1,211,022	1,006,581	875,438	839,329
Mortgage notes receivable	-	10,294	10,294	10,000
Investment in and advances to unconsolidated joint ventures	-	15,567	15,526	15,295
Real Estate Investments, net	1,211,022	1,032,442	901,258	864,624
Cash and cash equivalents	9,834	6,394	6,894	4,692
Restricted cash	1,978	2,060	1,880	1,701
Tenant and other receivables	16,665	15,009	13,973	12,455
Deposits	1,000	2,250	2,000	2,000
Acquired lease intangible assets, net of accumulated amortization	44,207	42,300	40,345	41,231
Prepaid expenses	524	686	3,099	1,246
Deferred charges, net of accumulated amortization	24,964	23,432	21,975	21,623
Other assets	2,417	2,308	949	1,340
TOTAL ASSETS	$ 1,312,611	$ 1,126,881	$ 992,373	$ 950,912
LIABILITIES:				
Term loan	$ 200,000	$ 200,000	$ 200,000	$ 200,000
Credit facility	174,750	105,150	18,000	119,000
Mortgage notes payable	126,911	81,143	81,753	72,690
Acquired lease intangibles liabilities, net of accumulated amortization	58,437	57,485	56,774	57,372
Accounts payable and accrued expenses	13,273	5,965	3,800	6,469
Tenants' security deposits	3,242	3,063	2,428	2,337
Other liabilities	16,581	16,005	24,387	26,503
TOTAL LIABILITIES	593,194	468,811	387,142	484,369
EQUITY:				
Common stock, $.0001 par value 500,000,000 shares authorized	7	7	7	5
Additional paid-in-capital	738,389	722,675	668,342	523,540
Cumulative distributions in excess of net income	(40,496)	(54,892)	(46,486)	(38,851)
Accumulated other comprehensive loss	(9,954)	(9,722)	(16,634)	(18,155)
Total Retail Opportunity Investments Corp. stockholders' equity	687,946	658,068	605,229	466,540
Noncontrolling interests	31,471	2	2	2
TOTAL EQUITY	719,417	658,070	605,231	466,542
TOTAL LIABILITIES AND EQUITY	$ 1,312,611	$ 1,126,881	$ 992,373	$ 950,912

The Company's Form 10-Q for the quarters ended September 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/13	09/30/12	09/30/13	09/30/12
REVENUES:				
Base rents	$20,687	$15,197	$60,198	$42,735
Recoveries from tenants	5,330	3,343	15,550	9,427
Mortgage interest	205	190	617	902
Other income	925	159	1,229	591
TOTAL REVENUES	27,147	18,889	77,594	53,655
OPERATING EXPENSES:				
Property operating	4,965	3,073	13,205	9,324
Property taxes	2,795	1,782	7,893	5,116
Depreciation and amortization	9,755	7,071	27,813	20,739
General & administrative expenses	2,526	3,700	8,176	8,716
Acquisition transaction costs	641	194	1,570	947
TOTAL OPERATING EXPENSES	20,682	15,819	58,657	44,842
NET OPERATING INCOME	6,465	3,070	18,937	8,813
NON-OPERATING INCOME (EXPENSES):				
Interest expense and other finance expenses	(3,704)	(3,094)	(10,974)	(8,145)
Gain on consolidation of joint ventures	20,382	2,145	20,382	2,145
Gain on bargain purchase	-	-	-	3,864
Equity in income of unconsolidated joint ventures	2,119	497	2,390	1,481
Interest income	0	0	1	11
TOTAL NON-OPERATING INCOME (EXPENSES)	18,797	(451)	11,799	(644)
INCOME FROM CONTINUING OPERATIONS	25,262	2,619	30,736	8,170
Loss from sale of real estate	-	-	(714)	-
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 25,262	$ 2,619	$ 30,022	$ 8,170
NET INCOME PER COMMON SHARE - BASIC	$ 0.35	$ 0.05	$ 0.46	$ 0.16
NET INCOME PER COMMON SHARE - DILUTED	$ 0.34	$ 0.05	$ 0.44	$ 0.16
Weighted average common shares outstanding - basic	72,025	51,441	65,811	50,483
Weighted average common shares outstanding - diluted	73,680	53,446	68,871	51,265

The Company's Form 10-Q for the quarters ended September 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended				Nine Months Ended			
	09/30/13		09/30/12		09/30/13		09/30/12	
Funds from Operations (FFO)[1]:								
Net income for the period	$	25,262	$	2,619	$	30,023	$	8,171
Plus:								
Depreciation and amortization expense		9,755		7,071		27,813		20,738
Depreciation and amortization attributable to unconsolidated joint ventures		355		513		1,060		1,725
Loss from sale of real estate		-		-		714		-
FUNDS FROM OPERATIONS	**$**	**35,372**	**$**	**10,203**	**$**	**59,610**	**$**	**30,634**
FUNDS FROM OPERATIONS PER SHARE - BASIC	**$**	**0.49**	**$**	**0.20**	**$**	**0.91**	**$**	**0.61**
FUNDS FROM OPERATIONS PER SHARE - DILUTED	**$**	**0.48**	**$**	**0.19**	**$**	**0.87** [2]	**$**	**0.60** [2]
Weighted average common shares outstanding - basic		72,025		51,441		65,811		50,483
Weighted average common shares outstanding - diluted		73,680		53,446		68,871		51,265
Common dividends per share	**$**	**0.15**	**$**	**0.14**	**$**	**0.45**	**$**	**0.39**
Cash dividend	**$**	**10,839**	**$**	**7,226**	**$**	**31,586**	**$**	**19,743**
FFO Payout Ratio		**31%**		**71%**		**53%**		**64%**

(1) - Funds from operations ("FFO"), is a widely recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.

The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO:

- does not represent cash flows from operating activities in accordance with GAAP (which generally reflects all cash effects of transactions and other events in the determination of net income); and
- should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

(2) Year to date FFO is calculated using weighted average shares outstanding for the nine months ending September 30, 2013 and 2012, which differs from the summation of the three independent quarterly calculations for 2013 and 2012.

The Company's Form 10-Q for the quarters ended September 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

Selected Financial Analyses

(unaudited, in thousands, except per share amounts)

	09/30/13	06/30/13	03/31/13	12/31/12
Year over year same-center cash net operating income change [1]	5.6% [3]	9.5%	7.9%	7.4%
Number of shopping centers included in same-center analysis	34 [3]	31	30	29
Debt coverage ratios, three months ending:				
Interest coverage ratio (EBITDA/interest expense)	4.5x [4]	4.5x	4.0x	3.6x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	4.1x [4]	4.1x	3.7x	3.4x
Net Debt (Total debt less cash & equivalents)/Annualized EBITDA	7.4x [4]	6.1x	4.8x	8.2x
Debt/equity ratios, at period end:				
Total debt/total market capitalization	33.0%	27.4%	23.5%	35.1%
Total debt/total equity market capitalization	49.3%	37.8%	30.7%	54.2%
Total debt/total book assets	38.2%	34.3%	30.2%	41.2%
Total debt/undepreciated book value [2]	36.8%	33.0%	29.1%	39.8%
Secured debt/undepreciated book value [2]	9.3%	6.9%	7.9%	7.4%
Market capitalization calculations, at period end:				
Common shares outstanding	72,123	71,922	66,628	52,857
Warrants outstanding	10,659	11,551	20,693	49,399
Common stock price per share	$ 13.80	$ 13.90	$ 14.02	$ 12.85
Warrants price per share	$ 2.10	$ 2.01	$ 2.00	$ 0.89
Common market equity	$ 995,297	$ 999,714	$ 934,119	$ 679,209
Warrants market equity	22,460	23,218	41,386	43,965
Total equity market capitalization	$ 1,017,757	$ 1,022,931	$ 975,505	$ 723,175
Total debt end of period	501,661	386,293	299,753	391,690
TOTAL MARKET CAPITALIZATION	$ 1,519,418	$ 1,409,224	$ 1,275,259	$ 1,114,864

(1) Same center cash net operating income excludes non-cash revenue items such as straight-line rent and amortization of lease intangibles, debt related expenses and other non-recurring expenses.
(2) Excludes accumulated depreciation on operating assets.
(3) Excludes Phillips Village; asset is no longer being managed for retail center use. The Company is in the process of rezoning to a higher and better alternative use.
(4) EBITDA excludes gains on consolidation of joint ventures and the earned preferred return on the Company's initial 49% investment in the Crossroads Shopping Center in connection with the acquisition on September 30, 2013 of the remaining partnership interests.

The Company's Form 10-Q for the quarters ended September 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

The above does not purport to disclose all items required under GAAP.

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Effective Interest Rate	GAAP Interest Rate [(1)]	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:						
Gateway Village II	$	6,756	5.7%	3.8%	05/01/14	1.4%
Euclid Plaza		8,199	5.2%	3.8%	11/01/14	1.7%
Country Club Gate		12,298	5.0%	4.2%	01/01/15	2.5%
Renaissance Towne Centre		16,560	5.1%	4.8%	06/01/15	3.3%
Crossroads		49,614	6.5%	3.0%	09/01/15	10.0%
Gateway Village III		7,392	6.1%	4.8%	07/01/16	1.5%
Bernardo Heights		8,788	5.7%	3.3%	07/11/17	1.8%
Santa Teresa Village		11,081	6.2%	3.3%	02/01/18	2.2%
Interest rate swaps		175,000	4.1%	4.1%	Various	35.3%
Total Fixed Rate Debt	$	295,689	4.8%	3.9%		59.7%
Variable Rate Debt:						
Credit facility	$	174,750	1.8%	1.8%	08/29/16	35.3%
Term loan facility		200,000	1.8%	1.8%	08/29/17	40.4%
Interest rate swaps		(175,000)				
Total Variable Rate Debt:	$	199,750	1.8%	1.8%		40.3%
TOTAL DEBT	$	495,439	3.6%	3.0%		100.0%
Net unamortized premiums on mortgages		6,222				
TOTAL DEBT - NET	$	501,661				

Principal Maturities

Principal Maturities	Principal Amortization	Principal due at Maturity	Credit facilities	Total	Percentage of Debt Maturing
2013	$ 526	$ -	$ -	$ 526	0.1%
2014	2,062	14,653	-	16,715	3.4%
2015	1,256	76,013	-	77,269	15.6%
2016	463	7,120	-	7,583	1.5%
2017	361	8,099	374,750	383,210	77.3%
2018	42	10,094	-	10,136	2.0%
	$ 4,710	$ 115,979	$ 374,750	$ 495,439	100.0%
Net unamortized premiums on mortgages				6,222	
				$ 501,661	

Summary of Unencumbered/Encumbered Properties

	# of Properties	GLA	%
Unencumbered	44	4,533,191	82.9%
Encumbered	7	931,931	17.1%
	51	5,465,122	100.0%

(1) Reflects the market interest rate at the date the mortgage was assumed.

The Company's Form 10-Q for the quarters ended September 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

The above does not purport to disclose all items required under GAAP.

ROIC

2013 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	% Owned		Purchase Amount	GLA
1Q 2013						
Diamond Bar Town Center	Diamond Bar, CA	02/01/13	100.0%	$	27,400	100,342
Bernardo Heights Plaza	Rancho Bernardo, CA	02/06/13	100.0%		12,400	37,729
Total 1Q 2013					39,800	138,071
2Q 2013						
Canyon Crossing	Puyallup, WA	04/15/13	100.0%	$	35,000	120,504
Diamond Hills Plaza	Diamond Bar, CA	04/22/13	100.0%		48,000	139,505
Granada Shopping Center	Livermore, CA	06/27/13	100.0%		17,500	69,325
Hawthorne Crossings	San Diego, CA	06/27/13	100.0%		41,500	141,288
Total 2Q 2013					142,000	470,622
3Q 2013						
Robinwood Shopping Center	West Linn, OR	08/23/13	100.0%	$	14,150	70,831
Five Points Plaza	Huntington Beach, CA	09/27/13	100.0%		52,432	160,906
Crossroads Shopping Center (1)	Bellevue, WA	2010/2013	100.0%		87,112	463,538
Total 3Q 2013					153,694	695,275
Total 2013 Acquisitions				$	335,494	1,303,968

(1) The Company acquired a 49% interest in Crossroads in December 2010 and acquired the remaining 51% in September 2013.

ROIC

Property Portfolio

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA [1]	% Leased	ABR [2]	Major Tenants
Northern California								
Norwood Shopping Center	Sacramento	CA	100.0%	04/06/10	88,851	96.4%	$ 1,173	Viva Supermarket, Rite Aid, Citi Trends
Pleasant Hill Marketplace	Pleasant Hill	CA	100.0%	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	100.0%	01/06/11	165,025	97.6%	1,767	Kmart, SaveMart (Lucky) Supermarket (3)
Mills Shopping Center	Rancho Cordova	CA	100.0%	02/17/11	239,081	73.2%	1,706	Warehouse Markets, Dollar Tree
Morada Ranch	Stockton	CA	100.0%	05/16/11	101,842	97.8%	2,155	Raleys Supermarket
Country Club Gate Center	Pacific Grove	CA	100.0%	07/08/11	109,331	93.6%	1,842	SaveMart (Lucky) Supermarket, Rite Aid
Round Hill Square Shopping Center	Zephyr Cove	NV	100.0%	09/21/11	115,984	80.6%	1,663	Safeway Supermarket, US Postal Service
Marlin Cove	Foster City	CA	100.0%	05/04/12	73,186	97.2%	1,687	99 Ranch Market
Green Valley Station	Cameron Park	CA	100.0%	06/15/12	52,245	77.4%	766	CVS
The Village at Novato	Novato	CA	100.0%	07/24/12	20,043	90.6%	506	Trader Joe's
Santa Teresa Village	San Jose	CA	100.0%	11/08/12	125,162	97.6%	2,231	Raleys (Nob Hill) Supermarket
Granada Shopping Center	Livermore	CA	100.0%	06/27/13	69,325	98.7%	887	SaveMart (Lucky) Supermarket
Northern California Totals					**1,229,790**	**90.0%**	**17,726**	
Southern California								
Paramount Plaza	Paramount	CA	100.0%	12/22/09	95,062	96.5%	1,658	Fresh & Easy, Rite Aid, TJ Maxx
Santa Ana Downtown Plaza	Santa Ana	CA	100.0%	01/26/10	100,305	100.0%	1,876	Kroger (Food 4 Less) Supermarket, Marshalls
Claremont Promenade	Claremont	CA	100.0%	09/23/10	91,529	97.7%	2,072	Super King Supermarket
Sycamore Creek	Corona	CA	100.0%	09/30/10	74,198	97.8%	1,556	Safeway (Vons) Supermarket, CVS (3)
Gateway Village	Chino Hills	CA	100.0%	12/17/10	96,959	93.2%	2,677	Sprouts Farmers Market
Marketplace Del Rio	Oceanside	CA	100.0%	01/03/11	177,136	98.3%	3,223	Stater Brothers Supermarket, Walgreens, Ace Hardware
Desert Springs Marketplace	Palm Desert	CA	100.0%	02/17/11	105,157	97.1%	2,234	Kroger (Ralph's) Supermarket, Rite Aid
Renaissance Towne Centre	San Diego	CA	100.0%	08/03/11	53,074	100.0%	2,098	CVS
Euclid Plaza	San Diego	CA	100.0%	03/29/12	77,044	100.0%	1,359	Vallarta Supermarket, Walgreens
Seabridge Marketplace	Oxnard	CA	100.0%	05/31/12	93,784	95.2%	1,455	Safeway (Vons) Supermarket
Glendora Shopping Center	Glendora	CA	100.0%	08/01/12	106,535	95.1%	1,141	Albertson's Supermarket
Bay Plaza	San Diego	CA	100.0%	10/05/12	73,324	97.4%	1,728	Seafood City Supermarket
Cypress Center West	Cypress	CA	100.0%	12/04/12	106,451	97.5%	1,787	Kroger (Ralph's) Supermarket, Rite Aid
Redondo Beach Plaza	Redondo Beach	CA	100.0%	12/28/12	110,509	100.0%	1,986	Safeway (Vons) Supermarket, Petco
Harbor Place Center	Garden Grove	CA	100.0%	12/28/12	119,821	100.0%	1,453	AA Supermarket, Ross Dress For Less
Diamond Bar Town Center	Diamond Bar	CA	100.0%	02/01/13	100,342	84.8%	1,877	National grocery tenant
Bernardo Heights Plaza	Rancho Bernardo	CA	100.0%	02/06/13	37,729	100.0%	853	Sprouts Farmers Market
Diamond Hills Plaza	Diamond Bar	CA	100.0%	04/22/13	139,505	97.9%	3,142	H-Mart Supermarket, Rite Aid
Hawthorne Crossings	San Diego	CA	100.0%	06/27/13	141,288	95.2%	2,914	Mitsuwa Supermarket, Ross Dress For Less, Staples
Five Points Plaza	Huntington Beach	CA	100.0%	09/27/13	160,906	100.0%	3,365	Trader Joe's, Old Navy, Pier 1
Southern California Totals					**2,060,658**	**97.1%**	**40,454**	

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA [1]	% Leased	ABR [2]	Major Tenants
Portland Metropolitan								
Vancouver Market Center	Vancouver	WA	100.0%	06/17/10	118,385	90.6%	874	Albertson's Supermarket
Happy Valley Town Center	Happy Valley	OR	100.0%	07/14/10	135,896	97.6%	3,022	New Seasons Supermarket
Oregon City Point	Oregon City	OR	100.0%	07/14/10	35,305	92.6%	866	Starbucks, West Coast Bank, FedEx Kinko's
Wilsonville Old Town Square	Wilsonville	OR	100.0%	07/15/10	49,937	100.0%	1,675	Kroger (Fred Meyer) (3)
Cascade Summit Town Square	West Linn	OR	100.0%	08/20/10	95,508	100.0%	1,464	Safeway Supermarket
Heritage Market Center	Vancouver	WA	100.0%	09/23/10	107,468	100.0%	1,676	Safeway Supermarket
Division Crossing	Portland	OR	100.0%	12/22/10	100,021	81.7%	868	Rite Aid, Ross Dress For Less
Halsey Crossing	Gresham	OR	100.0%	12/22/10	99,428	90.4%	760	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	100.0%	11/23/11	156,021	98.4%	2,293	Albertson's Supermarket, Dollar Tree, Marshalls
Robinwood Shopping Center	West Linn	OR	100.0%	08/23/13	70,831	95.6%	881	Wal-Mart (Neighborhood Market)
Portland Metropolitan Totals					**968,800**	**94.8%**	**14,379**	
Seattle Metropolitan								
Meridian Valley Plaza	Kent	WA	100.0%	02/01/10	51,597	100.0%	640	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	100.0%	03/11/10	74,130	100.0%	1,321	Haggen Food & Pharmacy
Canyon Park Shopping Center	Bothell	WA	100.0%	07/29/11	123,627	100.0%	1,617	Albertson's Supermarket, Rite Aid
Hawks Prairie Shopping Center	Lacey	WA	100.0%	09/09/11	154,781	100.0%	1,826	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	Seattle	WA	100.0%	09/30/11	73,563	100.0%	1,793	IGA Supermarket, TJMaxx
Gateway Shopping Center	Marysville	WA	100.0%	02/16/12	106,104	97.9%	2,488	WinCo Foods (3), Rite Aid, Ross Dress For Less
Aurora Square	Shoreline	WA	100.0%	05/02/12	38,030	100.0%	311	Central Supermarket
Canyon Crossing	Puyallup	WA	100.0%	04/15/13	120,504	83.8%	2,042	Safeway Supermarket
Crossroads Shopping Center	Bellevue	WA	100.0%	2010/2013 [4]	463,538	99.5%	8,581	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Seattle Metropolitan Totals					**1,205,874**	**98.0%**	**20,618**	
TOTAL SHOPPING CENTERS					**5,465,122**	**95.3%**	**$ 93,177**	

(1) GLA does not include unowned pads or spaces.
(2) Annual base rent ("ABR") is equal to monthly rent, on an annualized basis, at September 30, 2013. Annual base rent does not include concessions or future rent increases.
(3) These retailers own their own space and are not tenants of the Company.
(4) The Company acquired a 49% interest in Crossroads in December 2010 and acquired the remaining 51% in September 2013.

Top Ten Tenants

(Based on ABR for Wholly-owned Properties)

	Tenant	Number of Leases	ABR [1]	Percent of Total ABR	GLA	Percent of Total Leased GLA
1	Safeway Supermarket	9	$ 5,012	5.4%	475,182	9.1%
2	Rite Aid	9	2,331	2.5%	167,272	3.2%
3	Kroger Supermarket	5	2,262	2.4%	192,053	3.7%
4	JP Morgan Chase	12	1,606	1.7%	51,412	1.0%
5	Marshalls / T.J. MAXX	4	1,502	1.6%	101,154	1.9%
6	Ross Dress For Less	4	1,391	1.5%	105,115	2.0%
7	Raley's Supermarket	2	1,361	1.5%	92,318	1.8%
8	Albertson's Supermarket	4	1,354	1.5%	201,445	3.9%
9	Sprouts Farmers Market	2	1,040	1.1%	51,113	1.0%
10	Starbucks	15	899	1.0%	24,396	0.5%
		66	$ 18,757	20.1%	1,461,460	28.1%

(1) Annual base rent ("ABR") is equal to monthly rent, on an annualized basis, at September 30, 2013. Annual base rent does not include concessions or future rent increases.

ROIC

Lease Expiration Schedule

(Wholly-owned Properties)

Anchor Tenants

	Number of Leases Expiring (1)	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	0	-	0.0%	$ -	0.0%
2014	2	44,751	0.9%	7.09	0.3%
2015	5	182,445	3.5%	9.14	1.8%
2016	8	280,261	5.4%	8.82	2.7%
2017	7	209,115	4.0%	8.92	2.0%
2018	11	276,252	5.3%	15.36	4.6%
2019	9	263,059	5.1%	14.45	4.1%
2020	5	149,974	2.9%	8.84	1.4%
2021	3	120,129	2.3%	8.07	1.0%
2022+	28	1,193,763	22.9%	13.81	17.7%
	78	2,719,749	52.2%	$ 12.19	35.6%

Non-Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	48	101,690	2.0%	$ 23.77	2.6%
2014	148	306,243	5.9%	23.89	7.9%
2015	161	382,424	7.3%	22.44	9.2%
2016	189	368,221	7.1%	25.03	9.9%
2017	173	411,166	7.9%	24.56	10.8%
2018	135	339,389	6.5%	24.06	8.8%
2019	30	88,638	1.7%	24.43	2.3%
2020	17	55,869	1.1%	26.53	1.6%
2021	27	108,930	2.1%	21.74	2.5%
2022+	80	323,888	6.2%	25.37	8.8%
	1,008	2,486,458	47.8%	$ 24.14	64.4%

All Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	48	101,690	2.0%	$ 23.77	2.6%
2014	150	350,994	6.7%	21.74	8.2%
2015	166	564,869	10.8%	18.15	11.0%
2016	197	648,482	12.5%	18.03	12.5%
2017	180	620,281	11.9%	19.29	12.8%
2018	146	615,641	11.8%	20.16	13.3%
2019	39	351,697	6.8%	16.96	6.4%
2020	22	205,843	4.0%	13.64	3.0%
2021	30	229,059	4.4%	14.57	3.6%
2022+	108	1,517,651	29.2%	16.28	26.5%
	1,086	5,206,207	100.0%	$ 17.90	100.0%

Anchor tenants are leases equal to or greater than 15,000 square feet.
Does not assume exercise of renewal options.

Leasing Summary

(Wholly-owned Properties)

New Leases

	For the Three Months Ended September 30, 2013			For the Nine Months Ended September 30, 2013		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	33	-	33	77	2	79
Gross Leasable Area (sq. ft.)	70,231	-	70,231	151,525	105,243	256,768
Initial Base Rent ($/sq. ft.)	$ 21.90	$ -	$ 21.90	$ 20.74	$ 8.94	$ 15.90
Tenant Improvements ($/sq. ft.)	$ 18.22	$ -	$ 18.22	$ 15.32	$ 3.82	$ 10.60
Leasing Commissions ($/sq. ft.)	$ 2.91	$ -	$ 2.91	$ 2.61	$ 0.71	$ 1.83

Renewals

	For the Three Months Ended September 30, 2013			For the Nine Months Ended September 30, 2013		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	25	-	25	59	-	59
Gross Leasable Area (sq. ft.)	93,316	-	93,316	160,554	-	160,554
Initial Base Rent ($/sq. ft.)	$ 29.09	$ -	$ 29.09	$ 26.70	$ -	$ 26.70
Tenant Improvements ($/sq. ft.)	$ 0.21	$ -	$ 0.21	$ 0.21	$ -	$ 0.21
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -

Total

	For the Three Months Ended September 30, 2013			For the Nine Months Ended September 30, 2013		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	58	-	58	136	2	138
Gross Leasable Area (sq. ft.)	163,547	-	163,547	312,079	105,243	417,322
Initial Base Rent ($/sq. ft.)	$ 26.00	$ -	$ 26.00	$ 23.81	$ 8.94	$ 20.06
Tenant Improvements ($/sq. ft.)	$ 7.94	$ -	$ 7.94	$ 7.55	$ 3.82	$ 6.61
Leasing Commissions ($/sq. ft.)	$ 1.25	$ -	$ 1.25	$ 1.27	$ 0.71	$ 1.13

Anchor tenants are leases equal to or greater than 15,000 square feet.

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913 (o)
760.688.8647 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Green Street	Jason White	949.640.8780
Janney Montgomery Scott	Michael Gorman	212.665.6224
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	RJ Milligan	727.567.2660

Ratings Agency Coverage

Moody's Investors Service	Reed Valutas	212.553.4169
Standard & Poor's Rating Services	Jaime Gitler	212.438.5049